Exhibit 10.1

FIRST AMENDMENT TO THE FARMOUT AGREEMENT
BETWEEN SK INNOVATION, SUCURSAL PERUANA (Formerly SK ENERGY,
SUCURSAL PERUANA) AND GULF UNITED ENERGY CUENCA TRUJILLO LTD.
DATED MAY 31, 2010 (“Farmout Agreement”)

This First Amendment to the Farmout Agreement (hereinafter “First Amendment”) is made this 6th day of December, 2011 between:

(1)	SK Innovation, Sucursal Peruana, a Peruvian branch of SK Innovation Co., Ltd. (hereinafter “SK”) a company organized and existing under the laws of the Republic of Korea; and

(2)	Gulf United Energy Cuenca Trujillo Ltd., a company organized and existing under the laws of the British Virgin Islands (hereinafter referred to as “Gulf”).

The companies named above, and their respective successors and assignees (if any), may sometimes individually be referred to as “Party” and collectively as the “Parties”.

RECITALS

WHEREAS on May 31st 2010, SK and Gulf entered into the Farmout Agreement in order to define the conditions under which Gulf will acquire from SK an undivided forty per cent (40%) participating interest in and to the License Contract for the Exploration and Exploitation of Hydrocarbons in Block Z-46 dated November 21, 2007 between SK and Perupetro S.A. (the “License Contract”)

WHEREAS, following a request from Gulf, the Parties have agreed to extend the “Cut-Off Date” established in Section 1.11 of the Farmout Agreement.

NOW, THEREFORE, the Parties agree as follows:

FIRST:  Extension to Cut-off Date

The Parties agree to amend the definition of the “Cut-off Date” for and extend the period for an additional six (6) month period and hence, to amend Section 1.11 of the Farmout Agreement as follows:

“1.11	“Cut-Off Date” means the date falling on twenty-four (24) months from the date on which this Agreement is signed”.

SECOND: Interpretation and validity

All terms commencing on capitals and not expressly defined on this First Amendment shall have the meaning given to it in the Farmout Agreement.

All matters contemplated in the Farmout Agreement or the JOA not expressly amended in this documents shall remain valid and in full force and effect as between the Parties.

IN WITNESS THEREOF, the authorized representatives of the Parties hereto have executed this First Amendment the day and year first above written.

Established and executed in two copies:

__________________________________	__________________________________
SK Innovation, Sucursal Peruana	Gulf United Energy Cuenca Trujillo Ltd.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date: